UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 1, 2005



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



           DELAWARE                     0-26071                06-1447017
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

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Item 2.02   Results of Operations and Financial Condition.


On February 1, 2005, EDGAR Online, Inc. ("EOL") issued a press release describing its results of operations for the fourth quarter of 2004 and full year 2004. On February 1, 2005, EOL held a conference call during which EOL discussed the results of the fourth quarter of 2004 and full year 2004. The press release issued by the Registrant in connection with the announcements is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

     (c)      Exhibits.

     Exhibit No.       Description
     --------------    ---------------
     99.1              Press Release, dated February 1, 2005, of the Registrant



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 1, 2005                  EDGAR ONLINE, INC.

                                           /s/ Susan Strausberg
                                           --------------------
                                           Susan Strausberg
                                           Chief Executive Officer and President


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                                  EXHIBIT INDEX


 Exhibit No.          Description
-------------         --------------

   99.1               Press Release, dated February 1, 2005, of the Registrant